Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Fourth Quarter and Full Year Fiscal 2022 Financial Results

•	Q4 Net Sales of $181.3 Million
•	Q4 Gross Margin of 39.8%
•	Q4 EPS of $0.79/Share; Q4 Adjusted EBITDAS Margin of 31.8%
•	$120.7 Million of Cash on Hand
•	Board of Directors Authorized 25% Increase in Quarterly Dividend

SPRINGFIELD, Mass., June 23, 2022 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the fourth quarter and full fiscal year 2022, ended April 30, 2022. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

Fourth Quarter Fiscal 2022 Financial Highlights

•	Net sales were $181.3 million, a decrease of $141.6 million, or 43.9%, from the comparable quarter last year, and $11.7 million, or 6.1%, lower than the comparable quarter in fiscal 2020.

•	Gross margin was 39.8% versus 45.1% in the comparable quarter last year and 32.2% in the comparable quarter in fiscal 2020.

•	GAAP net income was $36.1 million, or $0.79 per diluted share, compared with $89.2 million, or $1.70 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $37.6 million, or $0.82 per diluted share, compared with $89.6 million, or $1.71 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the planned relocation of our headquarters and certain manufacturing and distribution operations to Tennessee, the spin-off of the outdoor products and accessories business in fiscal 2021, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $57.7 million, or 31.8% of net sales, compared with $125.6 million, or 38.9% of net sales, for the comparable quarter last year.

Full Year Fiscal 2022 Financial Highlights

•	Net sales were $864.1 million compared with $1.1 billion for the prior year, a decrease of 18.4%.

•	Gross margin was 43.3% versus 42.4% for the prior year.

•	GAAP net income was $194.5 million, or $4.08 per diluted share, compared with $243.6 million, or $4.40 per diluted share, for the prior year.

•

Non-GAAP net income was $202.8 million, or $4.25 per diluted share, compared with $251.5 million, or $4.54 per diluted share, for the prior year. GAAP to non-GAAP adjustments for income exclude costs related to the spin-off of the outdoor products and accessories business, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $299.6 million, or 34.7% of net sales, compared with $366.6 million, or 34.6% of net sales, for the prior year.

Mark Smith, President and Chief Executive Officer, commented, “Our fourth quarter and full year results speak to the quality and dedication of our employees, the strength of our iconic brand, and the resiliency of our flexible manufacturing model. We delivered strong financial results, including gross profit and Adjusted EBITDAS margins for fiscal 2022 that exceeded prior year levels despite continued moderation in demand for firearms that led to lower net sales. Although we expect inflationary pressures to persist and for firearm market conditions to return to more normalized levels in fiscal 2023, we are confident in our flexible manufacturing model and expect to benefit from the pricing and product portfolio adjustments that we made during the surge. In summary, we believe that we remain well positioned for long-term growth with an agile business model designed to quickly adapt to changes in the marketplace and deliver strong, consistent levels of profitability and drive long-term stockholder value.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented “Our financial performance reflects tougher year-over-year comparisons due to the return to more normalized levels of demand following the surge. However, in spite of the lower demand, we are now realizing the benefits of the proactive steps we took during the surge to enhance our profitability profile. Fourth quarter gross margin was down on a year-over-year basis, as expected, but 760 basis points above the comparable quarter in fiscal 2020 despite a 6.1% decline in net sales. Our balance sheet remains strong with $120.7 million of cash and no debt, and we expect to continue generating strong cash flow for the foreseeable future. Accordingly, our Board of Directors has authorized a 25% increase in our quarterly dividend to $0.10 per share, which will be paid to stockholders of record on July 7, 2022 with payment to be made on July 21, 2022.”

Conference Call and Webcast

The company will host a conference call and webcast on June 23, 2022, to discuss its fourth quarter and full fiscal 2022 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 2371913. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) COVID-19 expenses, (vi) transition costs, (vii) amortization of acquired intangible assets, (viii) spin related stock compensation, (ix) Relocation expense, and (x) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our expectation that inflationary pressures will persist and firearm market conditions will return to more normalized levels in fiscal 2023; our confidence in our flexible manufacturing model; our expectation that we will benefit from the pricing and product portfolio adjustments that we made during the surge; our belief that we remain well positioned for long-term growth with an agile business model designed to quickly adapt to changes in the marketplace and deliver strong, consistent levels of profitability and drive long-term stockholder value; and our expectation that we will continue generating strong cash flow for the foreseeable future. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the planned relocation of our headquarters and certain of our operations to Tennessee; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of:
	April 30, 2022	April 30, 2021

	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$120,728	$113,017
Accounts receivable, net of allowances for credit losses of $36 on April 30, 2022 and $107 on April 30, 2021	62,695	67,442
Inventories	136,660	78,477
Prepaid expenses and other current assets	5,569	8,408
Income tax receivable	1,945	909

Total current assets	327,597	268,253

Property, plant, and equipment, net	135,591	141,612
Intangibles, net	3,608	4,417
Goodwill	19,024	19,024
Deferred income taxes	1,221	—
Other assets	10,435	13,082

Total assets	497,476	446,388

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,042	$57,337
Accrued expenses and deferred revenue	23,482	33,136
Accrued payroll and incentives	17,371	17,381
Accrued income taxes	2,673	1,157
Accrued profit sharing	13,543	14,445
Accrued warranty	1,838	2,199

Total current liabilities	88,949	125,655
Deferred income taxes	—	904
Finance lease payable, net of current portion	37,628	38,786
Other non-current liabilities	10,385	14,659

Total liabilities	136,962	180,004

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,641,439 issued and 45,601,069 shares outstanding on April 30, 2022 and 74,222,127 shares issued and 49,937,329 shares outstanding on April 30, 2021	75	74
Additional paid-in capital	278,101	273,431
Retained earnings	504,640	325,181
Accumulated other comprehensive income	73	73
Treasury stock, at cost (29,040,370 shares on April 30, 2022 and 24,284,798 on April 30, 2021)	(422,375)	(332,375)

Total stockholders’ equity	360,514	266,384

Total liabilities and stockholders’ equity	$497,476	$446,388

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended April 30,		For the Years Ended April 30,
	2022	2021	2022	2021

	(In thousands, except per share data)
Net sales	$181,299	$322,947	$864,126	$1,059,195
Cost of sales	109,072	177,139	489,562	610,212

Gross profit	72,227	145,808	374,564	448,983

Operating expenses:
Research and development	1,994	1,963	7,262	7,480
Selling, marketing, and distribution	9,581	10,507	43,156	42,603
General and administrative	14,000	17,207	72,493	79,268

Total operating expenses	25,575	29,677	122,911	129,351

Operating income from continuing operations	46,652	116,131	251,653	319,632

Other income/(expense), net:
Other income/(expense), net	624	540	2,868	2,252
Interest expense, net	(531)	(563)	(2,135)	(3,919)

Total other income/(expense), net	93	(23)	733	(1,667)

Income from operations before income taxes	46,745	116,108	252,386	317,965
Income tax expense	10,610	26,929	57,892	74,394

Income from continuing operations	$36,135	$89,179	$194,494	$243,571
Discontinued operations:
Income/(loss) from discontinued operations, net of tax	—	(144)	—	8,478

Net income	$36,135	$89,035	$194,494	$252,049

Net income per share:
Basic - continuing operations	$0.79	$1.72	$4.12	$4.46

Basic - net income	$0.79	$1.72	$4.12	$4.62

Diluted - continuing operations	$0.79	$1.70	$4.08	$4.40

Diluted - net income	$0.79	$1.70	$4.08	$4.55

Weighted average number of common shares outstanding:
Basic	45,547	51,816	47,227	54,613
Diluted	45,937	52,423	47,728	55,352

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	April 30, 2022	April 30, 2021

	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$194,494	$243,571
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,073	31,575
Loss on sale/disposition of assets	625	154
Provision for losses/(recoveries) on notes and accounts receivable	689	(739)
Impairment of long-lived tangible assets	86	—
Deferred income taxes	(2,125)	447
Stock-based compensation expense	4,536	4,706
Changes in operating assets and liabilities:
Accounts receivable	4,058	(5,824)
Inventories	(58,183)	25,264
Prepaid expenses and other current assets	2,839	(852)
Income taxes	480	(3,643)
Accounts payable	(26,957)	25,540
Accrued payroll and incentives	(10)	4,933
Accrued profit sharing	(902)	12,248
Accrued expenses and deferred revenue	(9,725)	(24,633)
Accrued warranty	(361)	(1,098)
Other assets	2,561	1,579
Other non-current liabilities	(4,364)	4,032

Cash provided by operating activities - continuing operations	137,814	317,260
Cash used in operating activities - discontinued operations	—	(1,926)

Net cash provided by operating activities	137,814	315,334

Cash flows from investing activities:
Refunds on machinery and equipment	—	310
Payments to acquire patents and software	(283)	(632)
Proceeds from sale of property and equipment	139	113
Payments to acquire property and equipment	(23,972)	(22,052)

Cash used in investing activities - continuing operations	(24,116)	(22,261)
Cash used in investing activities - discontinued operations	—	(1,143)

Net cash used in investing activities	(24,116)	(23,404)

Cash flows from financing activities:
Proceeds from loans and notes payable	—	25,000
Cash paid for debt issuance costs	—	(450)
Payments on finance lease obligation	(1,087)	(996)
Payments on notes and loans payable	—	(185,000)
Distribution to AOUT	—	(25,000)
Payments to acquire treasury stock	(90,000)	(110,000)
Dividend distribution	(15,035)	(8,223)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	1,719	3,154
Payment of employee withholding tax related to restricted stock units	(1,584)	(2,243)

Cash used in by financial activities - continuing operations	(105,987)	(303,758)
Cash used in financial activities - discontinued operations	—	(166)

Net cash used in financing activities	(105,987)	(303,924)

Net decrease in cash and cash equivalents	7,711	(11,994)
Cash and cash equivalents, beginning of period	113,017	125,011

Cash and cash equivalents, end of period	$120,728	$113,017

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$2,219	$3,306
Income taxes	$59,183	$80,874

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Year Ended
	April 30, 2022		April 30, 2021		April 30, 2022		April 30, 2021
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$72,227	39.8%	$145,808	45.1%	$374,564	43.3%	$448,983	42.4%
Relocation expenses	1,031	0.6%	—	—	3,361	0.4%	—	—
COVID-19	1	0.0%	43	0.0%	33	0.0%	560	0.1%

Non-GAAP gross profit	$73,259	40.4%	$145,851	45.2%	$377,958	43.7%	$449,543	42.4%

GAAP operating expenses	$25,575	14.1%	$29,677	9.2%	$122,911	14.2%	$129,351	12.2%
Amortization of acquired intangible assets	(71)	0.0%	(83)	0.0%	(285)	0.0%	(332)	0.0%
Transition costs	—	—	(22)	0.0%	80	0.0%	(7,975)	-0.8%
COVID-19	(71)	0.0%	(67)	0.0%	(207)	0.0%	(685)	-0.1%
Spin related stock-based compensation	(43)	0.0%	(296)	-0.1%	(147)	0.0%	(738)	-0.1%
Relocation expenses	(685)	-0.4%	—	—	(6,884)	-0.8%	—	—

Non-GAAP operating expenses	$24,705	13.6%	$29,209	9.0%	$115,468	13.4%	$119,621	11.3%

GAAP operating income	$46,652	25.7%	$116,131	36.0%	$251,653	29.1%	$319,632	30.2%
Amortization of acquired intangible assets	71	0.0%	83	0.0%	285	0.0%	332	0.0%
Transition costs	—	—	22	0.0%	(80)	0.0%	7,975	0.8%
COVID-19	72	0.0%	110	0.0%	240	0.0%	1,245	0.1%
Spin related stock-based compensation	43	0.0%	296	0.1%	147	0.0%	738	0.1%
Relocation expenses	1,716	0.9%	—	—	10,245	1.2%	—	—

Non-GAAP operating income	$48,554	26.8%	$116,642	36.1%	$262,490	30.4%	$329,922	31.1%

GAAP income from operations	$36,135	19.9%	$89,179	27.6%	$194,494	22.5%	$243,571	23.0%
Amortization of acquired intangible assets	71	0.0%	83	0.0%	285	0.0%	332	0.0%
Transition costs	—	0.0%	22	0.0%	(80)	0.0%	7,975	0.8%
COVID-19	72	0.0%	110	0.0%	240	0.0%	1,245	0.1%
Spin related stock-based compensation	43	0.0%	296	0.1%	147	0.0%	738	0.1%
Relocation expenses	1,716	0.9%	—	—	10,245	1.2%	—	—
Tax effect of non-GAAP adjustments	(432)	-0.2%	(119)	0.0%	(2,486)	-0.3%	(2,400)	-0.2%

Non-GAAP income from operations	$37,605	20.7%	$89,571	27.7%	$202,845	23.5%	$251,461	23.7%

GAAP income from operations per share - diluted	$0.79		$1.70		$4.08		$4.40
Amortization of acquired intangible assets	—		—		0.01		0.01
Transition costs	—		—		—		0.14
COVID-19	—		—		0.01		0.02
Spin related stock-based compensation	—		0.01		—		0.01
Relocation expenses	0.04		—		0.21		—
Tax effect of non-GAAP adjustments	(0.01)		—		(0.05)		(0.04)

Non-GAAP income from operations per share - diluted	$0.82		$1.71		$4.25 (a)		$4.54

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
GAAP net income	$36,135	$89,179	$194,494	$243,571
Interest expense	570	585	2,310	4,056
Income tax expense	10,610	26,929	57,892	74,394
Depreciation and amortization	7,636	7,420	29,982	30,685
Stock-based compensation expense	972	1,314	4,536	4,706
COVID-19	72	110	240	1,245
Transition costs	—	22	(80)	7,975
Relocation expense	1,716	—	10,245	—

Non-GAAP Adjusted EBITDAS	$57,711	$125,559	$299,619	$366,632

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Net cash provided by operating activities	$25,539	$118,823	$137,814	$317,260
Net cash used in investing activities	(8,905)	(3,691)	(24,116)	(22,261)

Free cash flow	$16,634	$115,132	$113,698	$294,999